Summary Prospectus Trading Symbol: (GRSPX) May 1, 2009

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.greenspringfund.com.  You can also get this information at no cost by calling (800) 366-3863 or by sending an e-mail request to greenspring@greenspringfund.com.

Investment Objectives.  The Fund’s investment objective is long-term capital appreciation through a total return approach to investing.  Income is an important, but secondary, factor.

Fund Fees and Expenses.  The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.  The expenses below are based on actual expenses incurred for the fiscal year ended December 31, 2008.

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of amount redeemed)(1)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.31%
Acquired Fund Fees and Expenses(2)	0.12%
Total Annual Fund Operating Expenses	1.18%
(1)     The redemption fee applies only to those shares that you have held for 60 days or less.
(2)     Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of this Prospectus because Acquired Fund Fees and Expenses are not required to be included in the calculation of the Fund’s expenses as shown in its audited financial statements.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Assume that:
•	You invest $10,000 in the Fund for the periods indicated;
•	You redeem in full at the end of each of the periods indicated;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same each year; and
•	All dividends and other distributions are reinvested.

Greenspring Fund	2

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.11% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests in stocks its investment adviser believes are undervalued at the time of purchase and fixed income investments, including corporate, convertible, and high yield bonds (commonly referred to as below investment grade bonds), that have the potential to provide both capital appreciation and income.  The Fund invests primarily in securities of U.S. issuers, but may invest in securities of foreign issuers.  The Fund may invest in companies of any market capitalization that its investment adviser believes are undervalued relative to the company’s peers or the securities market in general and provide an attractive risk/reward value.  The investment adviser utilizes a bottom up approach whereby it researches individual companies regardless of the industry.  As a result, the size of the Fund’s cash reserves may reflect the Fund’s ability to find securities that meet its investment strategies rather than the market outlook.  The Fund may also invest in companies in the process of financial restructurings or liquidations.  The Fund’s investment style is typically referred to as a “value” investing approach.

Principal Investment Risks.  The risks associated with an investment in the Fund can increase during times of significant market volatility.  The principal risks of the Fund include:
•	There is a risk that you could lose all or a portion of your investment in the Fund.
•
Although the Fund invests in companies it considers undervalued relative to their peers or the general stock market, there is a risk that these securities may decline or may not reach what the investment adviser believes are their full value.

•	Common stocks generally fluctuate in value more than bonds, and may decline in value over short or over extended periods.
•
The Fund may invest in small and medium capitalization securities that tend to be more volatile and less liquid than large capitalization securities, which can negatively affect the Fund’s ability to purchase or sell these securities.

•	Interest rate risk is the chance that interest rates may rise, causing bond prices to fall.
•	Credit risk is the risk that an issuer will not make timely payments of principal and interest.
•
Bonds rated below investment grade, commonly referred to as “junk bonds,” involve greater credit risk and are more sensitive to economic conditions and individual corporate developments than those of higher-rated securities, which may adversely affect their value.

Greenspring Fund	3

Performance.  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance as well as a more narrowly based index that reflects the market sectors in which the Fund invests.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return as of December 31

Best and Worst Performing Quarters
During the Last 10 Years

	Quarter/Year	Total Return
Best	December 31, 2003	12.76%
Worst	September 30, 2002	-13.46%

Average Annual Total Returns
(For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years	Since Inception (July 1, 1983)
Return Before Taxes	-11.72%	3.87%	6.93%	9.96%
Return After Taxes on Distributions(1)	-12.32%	2.91%	5.35%	7.45%
Return After Taxes on Distributions andSale of Fund Shares(1)	-7.48%(2)	2.89%	5.08%	7.24%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	-37.31%	-1.95%	-0.80%	9.18%
Lipper Flexible Portfolio Index (reflects no deduction for fees, expenses, or taxes)	-30.02%	0.14%	0.68%	N/A

(1)      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  The Fund’s returns assume the reinvestment of dividends and capital gain distributions, if any.
(2)      The return after taxes on distributions and sale of fund shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Greenspring Fund	4

Updated Performance Information. To obtain updated performance information please visit the Fund’s website at www.greenspringfund.com or call (800) 366-3863.

Investment Adviser.  Corbyn Investment Management, Inc. (“Corbyn”) is the Fund’s investment adviser.

Portfolio Manager.  Charles vK. Carlson, CFA, has been the portfolio manager of the Fund since January 1987.  He is also President and Managing Director of Corbyn.

Purchase and Sale of Fund Shares.  The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Type of Account	Minimum Initial Investment	Subsequent Investment
Individual/Joint	$2,000	$100
Trust/Corporate/Partnership/Other	$2,000	$100
Gift/Transfer to Minor	$1,000	$100
Automatic Investment Plan	$1,000	$100
Systematic Withdrawal Plan	$10,000	$100
Traditional/Roth/Simple/SEP IRA	$1,000	$100
Coverdell Education Savings Account	$1,000	$100

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, telephone, or through a financial intermediary. You may conduct transactions by mail (Greenspring Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire, or by telephone at (800) 576-7498.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.  You may also purchase additional Fund shares online at www.greenspringfund.com; however, online redemptions are not permitted.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.